UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): May 4, 2022 (May 3, 2022)

Emersub CX, Inc.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Delaware	333-262106	87-3100817
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8000 West Florissant Avenue
St. Louis, Missouri	63136
------------------------------------------------ (Address of Principal Executive Offices)	------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ndicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to the Transaction Agreement and Plan of Merger

On May 3, 2022, Emersub CX, Inc. ("New AspenTech") entered into Amendment No. 2 (“Amendment No. 2”) to the Transaction Agreement and Plan of Merger, dated as of October 10, 2021, as amended by Amendment No. 1 dated as of March 23, 2022 (the “Transaction Agreement”), among Aspen Technology, Inc. (“AspenTech”), Emerson Electric Co. (“Emerson”), EMR Worldwide Inc., a wholly owned subsidiary of Emerson (“Emerson Sub”), New AspenTech, and Emersub CXI, Inc., a direct wholly owned subsidiary of New AspenTech (“Merger Subsidiary”). Pursuant to the Transaction Agreement, Merger Subsidiary will merge with and into AspenTech, with AspenTech as the surviving corporation in the merger (the “Merger,” and the Merger together with the other transactions contemplated by the Transaction Agreement, the “Transactions”), as a result of which AspenTech will become a direct wholly owned subsidiary of New AspenTech.

Under Amendment No. 2, AspenTech, Emerson, Emerson Sub, New AspenTech, and Merger Subsidiary have agreed to amend the Transaction Agreement to, among other things, provide for transfers of certain assets and employees in certain foreign jurisdictions from Emerson to New AspenTech after the closing of the Transactions, which is expected in the second calendar quarter of 2022.

The foregoing description of Amendment No. 2 does not purport to be complete, and is qualified in its entirety by reference to the full text of Amendment No. 2 which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Transactions, New AspenTech has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a combined proxy statement/prospectus of New AspenTech and AspenTech (the “Combined Proxy Statement/Prospectus”). The registration statement on Form S-4, as amended (“Form S-4”), was declared effective by the SEC on April 18, 2022 and the prospectus was first mailed to AspenTech stockholders on or about April 18, 2022. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents AspenTech and/or New AspenTech may file and have filed with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS, SECURITY HOLDERS OF EMERSON AND SECURITY HOLDERS OF ASPENTECH ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY ASPENTECH OR NEW ASPENTECH WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by AspenTech and/or New AspenTech without charge through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Emerson or AspenTech:

Emerson	AspenTech
8000 West Florissant Avenue, P.O. Box 4100	20 Crosby Drive
St. Louis, MO 63136	Bedford, MA 01730
Media Relations: EmersonPR@fleishman.com www.emerson.com/en-us/investors Investor Relations: Colleen Mettler, Vice President, Investor Relations (314) 553-1705 investor.relations@emerson.com	Media Relations: Andrew Cole / Chris Kittredge / Frances Jeter Sard Verbinnen & Co. AspenTech-SVC@sardverb.com http://ir.aspentech.com/ Investor Relations: Brian Denyeau ICR rian.Denyeau@icrinc.com

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Emerson, AspenTech, New AspenTech and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, is set forth in the Combined Proxy Statement/Prospectus and other relevant materials as filed with the SEC. Information regarding the directors and executive officers of Emerson is contained in Emerson’s proxy statement for its 2022 annual meeting of stockholders, filed with the SEC on January 12, 2022, its Annual Report on Form 10-K for the year ended September 30, 2021, which was filed with the SEC on November 15, 2021 and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of AspenTech is contained in the Combined Proxy Statement/Prospectus, its Annual Report on Form 10-K for the year ended June 30, 2021, which was filed with the SEC on August 18, 2021 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New AspenTech following completion of the proposed transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of AspenTech may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by Emerson, AspenTech or New AspenTech, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of New AspenTech following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the industrial software business of Emerson with the business of AspenTech; (6) the ability of New AspenTech to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of New AspenTech; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Emerson, AspenTech and New AspenTech to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (14) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (17) the risk that disruptions from the proposed transaction will harm Emerson’s and AspenTech’s business, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Emerson’s or AspenTech’s ability to pursue certain business opportunities or strategic transactions; (19) Emerson’s, AspenTech’s and New AspenTech’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (20) other risk factors as detailed from time to time in Emerson’s and AspenTech’s reports filed with the SEC, including Emerson’s and AspenTech’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Combined Proxy Statement/Prospectus. While the list of factors presented here is, and the list of factors to be presented in the Combined Proxy Statement/Prospectus is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Any forward-looking statements speak only as of the date of this communication.  Neither Emerson, AspenTech nor New AspenTech undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

2.1
Amendment No. 2 to the Transaction Agreement and Plan of Merger, dated as of May 3, 2022, among Aspen Technology, Inc., Emerson Electric Co., EMR Worldwide Inc., Emersub CX, Inc. and Emersub CXI, Inc.*

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain schedules to Amendment No. 2 to the Transaction Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSUB CX, INC. (Registrant)

Date: May 4, 2022	By:	/s/ Vincent Servello
		Name: Title:	Vincent Servello Vice President